SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            ____________________

                                  FORM 8-K
                            ____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       COMMISSION FILE NO.: 000-28887



                     Date of Report: September 24, 2004





                            TELCO-TECHNOLOGY, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                                     22-3328734
   ---------------------------------------------------------------------
   (State of other jurisdiction of                    (IRS Employer
    incorporation or organization                      Identification No.)


          68 Skyview Terrace, Clifton New Jersey           07013
          ---------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)


                                (973) 523-0835
              -------------------------------------------------
             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 24, 2004, Telco-Technology, Inc. (the "Company") entered into an agreement (the "Agreement") with GreenSpace Capital, L.L.C., and Acutus Capital, L.L.C., to acquire GreenWorks Corporation ("GreenWorks"). GreenWorks is a privately held real estate development company which has not engaged in any business to date. Its business model is the acquisition, clean-up and development of environmentally contaminated properties using innovative and environmentally friendly technologies.

Pursuant to the terms of the Agreement, the Company will acquire 100% of the outstanding capital stock of GreenWorks in exchange for 1,000,000 newly issued shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock") and a demand promissory note in the principal amount of
$200,000.   The Preferred Stock shall vote with the common stock on all matters.  Each share of Preferred Stock is convertible into 100 shares of
common stock at any time after December 31, 2005.   The number of votes which
may be cast by a holder of shares of Preferred Stock shall be equal to the number of shares of the common stock into which the Preferred Stock could be converted (an aggregate of 100,000,000 prior to any adjustment).

The closing of the acquisition of GreenWorks by the Company is subject to certain conditions including the completion by GreenWorks, through its wholly-owned subsidiary, Enviro-Sciences (of Delaware), Inc. ("ESI"), of the acquisition of the business and certain assets from Enviro-Sciences, Inc., a privately held engineering services company, in exchange for the assumption of certain liabilities of Enviro-Sciences, Inc. ESI will become the
Company's primary operating division.   As a result of the acquisition, ESI
will have contracts to provide services to a diverse base of clients, ranging from insurance companies and law firms, to Fortune 500 companies, to utilities, to governments and municipalities. The Company's immediate-term plans are to expand ESI's operations as the Company seeks to negotiate and acquire distressed, environmentally contaminated properties.

Item 9.01  Financial Statements and Exhibits

The following exhibits are filed herewith:

Exhibit 10.1  Share Purchase and Sale Agreement by and Among
              GreenWorks Corporation, GreenSpace Capital, L.L.C. , Acutus Capital, L.L.C. and the Company, Dated September 24, 2004.

Exhibit 99.1  Press Release Dated September 24, 2004.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELCO-TECHNOLOGY, INC.

By:

/S/  DONALD MCKELVEY
-----------------------------------------
     DONALD MCKELVEY
     Chairman and Chief Executive Officer

Date: September 24, 2004

                               EXHIBIT INDEX



EXHIBIT         DESCRIPTION

Exhibit 10.1    Share Purchase and Sale Agreement Dated September 24, 2004.

Exhibit 99.1    Press Release Dated September 24, 2004.